Exhibit 99.1

Offering of a Minimum of 750,000 Units and
A Maximum of 2,000,000 Units

Confidential Descriptive Executive Summary

September 2003

Important Notice

The information contained herein has been prepared to assist interested parties in making their own evaluation of us and does not purport to contain all of the information that a prospective investor may require. Prospective investors and their representatives will have the opportunity to review such documents and information and to ask questions and receive answers thereto as they, in their sole discretion, deem necessary or advisable in making a decision whether to purchase our securities. In all cases, interested parties should conduct their own investigation and analysis of us and the data set forth in this Confidential Executive Summary. It should be noted that any estimates and projections contained herein or subsequently communicated to the recipient have been prepared by us based on information available at the time of their preparation. Such estimates and projections involve significant subjective judgment and, accordingly, no representations are made as to their attainability.

The information presented herein was prepared by us and is being furnished by the placement agent solely for use by prospective investors in connection with the offering made hereby.  The placement agent has not assumed responsibility to independently verify the information contained herein or otherwise made available in connection with any investigation of the company and makes no representations or warranties as to the accuracy or completeness of such information.  Nothing contained herein is, or should be relied on as, a promise or representation as to our future performance.

We reserve the right to negotiate with one or more prospective investors at any time and enter into a definitive agreement for the private placement of our securities without prior notice to any recipient of this Confidential Executive Summary or any other prospective investor.

We reserve the right to terminate, at any time, further participation in the investigation and proposal process by any party and to modify procedures for the private placement without attributing any reason therefor. In addition, we reserve the right to take any action, whether or not in the ordinary course of business, which we deem necessary or prudent in the conduct of our business.

PLEASE READ THE FOLLOWING CAREFULLY, WHICH REPRESENTS AN AFFIRMATIVE AGREEMENT BY YOU:

The recipient agrees not to disclose to any person any information contained herein, the fact that the recipient obtained confidential information concerning the Company, or any terms, conditions or other facts received from the Company or the placement agent in connection with this offering, or to use the same for any purpose other than to evaluate this offering. Recipients of this Confidential Executive Summary who do not wish to pursue this matter, or recipients who have been so requested by the Company or Brean Murray, shall promptly return to the Company all materials received, including this Confidential Executive Summary and any other materials received in the course of investigation, without retaining copies thereof.

This Confidential Executive Summary and any other information you may have obtained or may obtain from the Company, the placement agent or their respective representatives

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in connection with any due diligence investigation, may contain material nonpublic information.  The recipient agrees not to buy, sell or otherwise dispose of any shares of our common stock or other securities so long as such information remains material nonpublic information.

THE UNITS OFFERED HEREBY ARE SPECULATIVE AND INVESTMENT IN THE UNITS INVOLVES A HIGH DEGREE OF RISK.  INVESTORS MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD AND BE ABLE TO WITHSTAND A TOTAL LOSS OF THEIR INVESTMENT.

THE UNITS OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS, NOR HAS THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS CONFIDENTIAL EXECUTIVE SUMMARY OR ENDORSED THE MERITS OF THE OFFERING MADE HEREBY.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.  THE UNITS ARE BEING OFFERED AND SOLD ONLY TO A LIMITED NUMBER OF “ACCREDITED INVESTORS” (AS DEFINED IN RULE 501(A) UNDER THE SECURITIES ACT) IN RELIANCE ON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AFFORDED BY SECTION 4(2) OF THE SECURITIES ACT AND RULE 506 OF REGULATION D PROMULGATED THEREUNDER AND CORRESPONDING PROVISIONS OF STATE SECURITIES LAWS.

THE UNITS OFFERED HEREBY WILL BE OFFERED AND SOLD PURSUANT TO EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, CERTAIN STATE SECURITIES LAWS AND CERTAIN RULES AND REGULATIONS PROMULGATED PURSUANT THERETO.  THE UNITS MAY NOT BE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THIS CONFIDENTIAL EXECUTIVE SUMMARY DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE UNITS IN ANY JURISDICTION WHERE, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.

THIS CONFIDENTIAL EXECUTIVE SUMMARY IS PERSONAL TO EACH PROSPECTIVE INVESTOR AND DOES NOT CONSTITUTE AN OFFER TO ANY OTHER PERSON OR TO THE PUBLIC GENERALLY TO SUBSCRIBE FOR OR OTHERWISE ACQUIRE THE UNITS.

EXCEPT AS OTHERWISE INDICATED, THIS CONFIDENTIAL EXECUTIVE SUMMARY SPEAKS AS OF SEPTEMBER 5, 2003. NEITHER THE DELIVERY OF THIS CONFIDENTIAL EXECUTIVE SUMMARY NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN OUR AFFAIRS AFTER THE DATE HEREOF.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OTHER THAN THAT CONTAINED IN THIS CONFIDENTIAL EXECUTIVE SUMMARY, OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFERING MADE HEREBY, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY US OR THE PLACEMENT AGENT.  WE AND THE PLACEMENT AGENT DISCLAIM ANY AND ALL LIABILITIES FOR REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, CONTAINED IN, OR OMITTED FROM, THIS CONFIDENTIAL EXECUTIVE SUMMARY OR ANY OTHER WRITTEN OR ORAL COMMUNICATION TRANSMITTED OR MADE AVAILABLE TO THE RECIPIENT.  EACH INVESTOR WILL BE ENTITLED TO RELY SOLELY ON THOSE REPRESENTATIONS AND WARRANTIES THAT MAY BE MADE  TO IT IN ANY FINAL SECURITIES PURCHASE AGREEMENT RELATING TO THE UNITS.

THIS CONFIDENTIAL EXECUTIVE SUMMARY CONTAINS SUMMARIES BELIEVED BY US TO BE ACCURATE WITH RESPECT TO THE CONTENTS OF CERTAIN DOCUMENTS, BUT INVESTORS SHOULD REFER TO THE ACTUAL DOCUMENTS (COPIES OF WHICH WILL BE MADE AVAILABLE UPON REQUEST) FOR COMPLETE INFORMATION CONCERNING THE TERMS THEREOF, AND ALL SUCH SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY THE CONTENTS OF SUCH DOCUMENTS.  IN ADDITION, TO THE EXTENT THIS CONFIDENTIAL EXECUTIVE SUMMARY MAKES REFERENCE TO DOCUMENTS OR AGREEMENTS THAT ARE NOT AS YET FINAL OR EXECUTED, OR TO PROPOSALS OR PLANS THAT HAVE NOT BEEN IMPLEMENTED, PROSPECTIVE INVESTORS SHOULD BE AWARE THAT THE DEFINITIVE VERSIONS OF SUCH AGREEMENTS, DOCUMENTS, PLANS OR PROPOSALS MAY CONTAIN TERMS OR CONDITIONS THAT VARY SIGNIFICANTLY FROM THE TERMS AND CONDITIONS DESCRIBED HEREIN AND THAT PROPOSALS OR PLANS DESCRIBED HEREIN MAY NOT MATERIALIZE OR, IF THEY DO MATERIALIZE, MAY BE ON TERMS MATERIALLY DIFFERENT THAN THOSE DISCUSSED HEREIN.

THIS OFFERING MAY BE WITHDRAWN AT ANY TIME, AND WE RESERVE THE RIGHT TO REJECT ANY COMMITMENT TO SUBSCRIBE FOR THE UNITS, IN WHOLE OR IN PART, AND TO ALLOT ANY PROSPECTIVE INVESTOR LESS THAN THE FULL AMOUNT OF UNITS SOUGHT BY SUCH INVESTOR.

WE WILL MAKE AVAILABLE TO ANY PROSPECTIVE INVESTOR, PRIOR TO THE CLOSING, THE OPPORTUNITY TO ASK QUESTIONS OF AND TO RECEIVE ANSWERS FROM OUR REPRESENTATIVES CONCERNING US AND THE TERMS AND CONDITIONS OF THE OFFERING AND TO OBTAIN ANY ADDITIONAL RELEVANT INFORMATION TO THE EXTENT WE POSSESS SUCH INFORMATION OR CAN OBTAIN IT WITHOUT UNREASONABLE EFFORT OR EXPENSE.

IT IS THE RESPONSIBILITY OF ANY INVESTOR PURCHASING THE UNITS TO SATISFY ITSELF AS TO FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE REQUIREMENTS.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.  THESE SECURITIES HAVE NOT BEEN

RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY.  FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMANAL OFFENSE.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE CONTENTS OF THIS CONFIDENTIAL EXECUTIVE SUMMARY ARE NOT TO BE CONSIDERED AS LEGAL, BUSINESS OR TAX ADVICE.  EACH PROSPECTIVE INVESTOR SHOULD CONSULT THE INVESTOR’S OWN COUNSEL, ACCOUNTANTS AND OTHER ADVISORS AS TO LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THE UNITS.

FORWARD LOOKING STATEMENTS

Except for the historical information contained in this Confidential Executive Summary, the matters discussed in this Confidential Executive Summary or otherwise incorporated by reference into this Confidential Executive Summary are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  These statements can be identified by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties.  The safe harbor provisions of the Exchange Act, the Securities Act and the Private Securities Litigation Reform Act of 1995, as amended, apply to forward-looking statements made by us.  These forward-looking statements involve risks and uncertainties, including those identified within the “Risk Factors” section of Exhibit A of this Confidential Executive Summary and elsewhere in, or incorporated by reference into, this Confidential Executive Summary.  Although our management believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, we cannot assure investors that these expectations will prove correct, and the actual results that we achieve may differ materially from any forward-looking statements, due to such risks and uncertainties.  These forward-looking statements are based on current expectations, and we assume no obligation to update this information.  Readers are urged to carefully review and consider the various disclosures made by us in this Confidential Executive Summary that attempt to advise interested parties of the risks and factors that may affect our business.

We do not as a matter of course make forecasts or projections as to future sales, earnings or other financial matters.  However, certain forecasts of operations for Fiscal 2003 and Fiscal 2004 (the “Forecasts”) are contained herein for the limited purpose of assisting prospective investors in analyzing the potential risks and benefits of an investment in our securities by illustrating under a certain set of assumptions our potential operating results.  The Forecasts were not prepared with a view to complying with published guidelines of the Securities and Exchange Commission (the “SEC”) or the American Institute of Certified Public Accountants regarding projections.  In addition, because the Forecast is based on a number of assumptions and are subject to significant uncertainties and contingencies, including, without limitation, all of the risks described in the Exhibit A under “Risk Factors,” many of which are beyond our control, there is no assurance that they will be realized, and actual results may be higher or lower than those shown.  Under no circumstances should the inclusion of the Forecasts be regarded as a representation or prediction that we will achieve or are likely to achieve any particular results.  Each prospective investor must make his or her own evaluation of the merits and risks of the purchase of the Common Stock.

All inquiries regarding us should be made through the contacts listed below.

For further information, please call or E-mail:

Brean Murray, Chairman and CEO, Brean Murray & Co., Inc.

(212) 702-6501, murrayb@bmur.com

John Fletcher, Senior Vice President, Brean Murray & Co., Inc.

(212) 702-6521, fletcherj@bmur.com

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Executive Summary

Overview

VCampus Corporation is a provider of outsourced e-Learning solutions. We manage and host Internet-based learning environments for corporations, government agencies, institutions of higher education and associations. Our services cover a broad range e-Learning programs, from enrollment and payment to course development and delivery, as well as tracking of students’ progress and reporting results. We have accumulated a library of more than 3,600 online courses and have served approximately 2.7 million courses to over 740,000 desktops/users since inception.

We provide our customers with comprehensive solutions on an outsourced, or hosted, basis using our software we developed and enhanced over the past eight years. We believe that our outsourced hosting approach to web-based e-Learning services provides significant business advantages to our customers. We charge customers a relatively low upfront fee to establish a customized virtual campus, or “VCampus”, and then charge customers on either a subscription or usage basis for the service on an ongoing basis. We believe this model creates a consistent revenue stream, as well as a “backlog” of revenue for us. We believe that these factors, particularly when combined with the relatively high switching costs customers incur to change e-Learning service providers, provide a solid revenue base for us. We believe our market strengths to be:

•                  A rapid, non-time-consuming implementation, achieved in a matter of days;

•                  Minimal upfront investment required for the service;

•                  Ready-to-go library of over 3,600 online courses;

•                  Consistent delivery of high-quality courseware;

•                  Proven system performance and scalability;

•                  Delivery of content from virtually any source; and

•                  System compliance with industry standards.

Business Model

We believe that the technology-based segment of the e-Learning industry has been mostly commoditized. As such, we have adjusted our strategy over the past few quarters to achieve revenue growth accompanied by rising gross margins and ultimately profitability.

Based on past successes and a current pipeline of opportunities, we intend to collaborate and build relationships with leading organizations that deliver exclusive courses, many of which are currently being delivered through instructors, to co-develop these courses online. The ideal collaborator will offer required courses, such as certifications, for large audiences such as Certified Financial Planners, help desk professionals, and degree seekers. After a course is developed we will co-own the content with our partner, sign long-term servicing agreements, and receive a percentage of revenues, after recouping development costs, over the life of the contract. We believe that the partner will also sell

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the course(s). We will use our expertise in course development and delivery to sell our services to these partners. These potential accounts are intended to yield us a high annual revenue value, typically several hundred thousand dollars at a minimum, and provide us with high gross margins (up to approximately 90%).

We believe the highest growth segment of the e-Learning market is the service of online distance education programs for institutions of higher education. Although we maintain customers in this segment, our management believes that our technology needs to become more competitive for this segment. Consequently, we are currently developing upgraded technology designed to attract and retain higher education customers.

Sales and Marketing

We market our products to government, higher education institutions and corporate clients through our internal salesforce of 12 individuals. Our customers include Park University, Accenture and State Farm, and we have recently signed an agreement with the International Information Systems Security Certification Consortium (ISC^2) and CHC Healthcare Solutions, LLC. ISC^2 and CHC are examples of customers that have been signed up as part of our aforementioned strategy. We will be the sole provider of the ISC^2 online security training program in the commercial and government arenas; We and CHC will jointly create, deliver and market online HIPAA courses.

Product Development

We have consistently enhanced the functionality of our technology. Additionally, we develop content for our customers. To stay ahead of the technology curve, we intend to continue to invest in research and development to offer high quality services. In the quarter ended June 30, 2003, we expended approximately $300,000 in product development.

Management

Our management team is led by our founder, Narasimhan ‘Nat’ Kannan. Mr. Kannan served as our Chief Executive Officer from inception until December 2001 and was reappointed to that position in December 2002, after having focused his efforts as our Chairman of the Board. Mr. Kannan has brought a new focus to our strategy which focuses on higher dollar value and margin sales and longer term relationships with the goal of turning us to profitability.

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Use of Proceeds

We intend to use the net proceeds of this offering for general corporate purposes that include product development and sales and marketing. Pending such uses we will invest the net proceeds in short-term, interest-bearing, investment-grade securities.

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Historical and Projected Financial Data

The following summary financial information as of and for the years ended December 31, 2000, 2001 and 2002 and for the six months ended June 30, 2002 and 2003 is derived from our financial statements. The information for fiscal 2000, 2001 and 2002 has been condensed from, and should be read in conjunction with, our audited financial statements that are on file with the SEC and incorporated herein by reference.  The information as of and for the six months ended June 30, 2002 and 2003 has been condensed from our unaudited financial statements contained in our Form 10-Q which is incorporated herein by reference.

For our fiscal year ended December 31, 2003, we expect to report net sales of between $6.5 and $7.0 million and a net loss of between $3.4 million and $3.6 million. We estimate that for the fiscal year ending December 31, 2004, we will have net sales of between $12 million and $12.5 million and report net income of between $1.0 million and $1.5 million. We expect to achieve EBITDA break even by the second quarter of 2004.

	Six Months Ended June 30,		Year Ended December 31,
	2002	2003	2000	2001	2002
Revenues
Online tuition	$2,819,705	$3,033,738	$5,064,889	$5,944,764	$5,606,214
Development and other	233,337	370,289	1,021,811	687,232	495,425
Instructor-led training	—	—	2,664,892	102,584	100,035
Other service	45,867	61,366	704,491	238,651	—

Net revenues	3,098,909	3,465,393	9,456,083	6,973,231	6,201,674

Cost of revenues	572,364	1,029,415	3,296,284	1,093,285	1,461,663

Gross profit	2,526,545	2,435,978	6,159,799	5,879,946	4,740,011

Operating expenses
Sales and marketing	1,374,380	1,374,233	6,241,397	4,716,729	2,964,664
Product development and operations	1,137,559	1,362,880	3,555,093	2,273,145	2,535,849
General and administrative	789,017	900,220	2,759,682	2,044,716	1,692,851
Depreciation and amorization	804,279	495,420	2,916,152	2,154,152	1,355,837
Comp. expense in relation to HTR	—	—	654,294	—	—
Reorganization and other non-recurring costs	—	172,729	2,261,335	187,762	192,000
Stock-based compensation	53,199	66,814	361,391	440,898	76,172

Total operating expenses	4,158,434	4,372,296	18,749,344	11,817,402	8,817,373

Income (loss) from operations	(1,631,889)	(1,936,318)	(12,589,545)	(5,937,456)	(4,077,362)

Other income	(257,065)	207,138	—	—	421,842
Loss on extinguishment of debt	—	—	—	—	(503,246)
Interest income (expense)	(503,246)	(51,780)	165,800	4,563	(220,145)

Loss before change in accounting principle	(2,392,200)	(1,780,960)	(12,423,745)	(5,932,893)	(4,378,911)

Cumulative effect of accounting principle change	—	—	(461,000)	—	—

Dividends to preferred stockholders	(925,352)	(2,419,032)	(1,152,819)	(649,147)	(2,768,394)

Net loss attributable to common stockholders	$(3,317,552)	$(4,199,992)	$(14,037,564)	$(6,582,040)	$(7,147,305)

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Balance Sheet Data

June 30, 2003

Cash and equivalents	$1,250,654
Restricted cash	601,784
Working capital	(109,588)
Total assets	5,312,710
Total liabilities	2,763,874
Stockholders’ equity	2,548,836

Note: the restricted cash was released to VCampus in July 2003.

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Summary of Offering Terms

The following summary of certain items and conditions of this offering is qualified in its entirety by reference to the actual documents to which this summary relates including the form of Securities Purchase Agreement and form of Warrant.

Issuer:	VCampus Corporation (the “Company”).

Placement Agent:	Brean Murray & Co., Inc. (the “Placement Agent”).

Offering Size:	Minimum of 750,000 units. We reserve the right to increase the size of this offering by up to an additional 1,250,000 units.

Offering Period:	The Units will be offered until September 30, 2003.

Securities Offered:

Each Unit consists of one share of the Company’s common stock (the “Common Stock”) and a warrant to purchase one-half share of Common Stock (the “Warrants”). The Company intends to list the Warrants on the Nasdaq SmallCap Market to provide an opportunity for a public trading market to develop in them although none may develop.

Offering Price:	To be determined based on negotiations at closing.

Warrants:

Subject to any requirements imposed on the Company by Nasdaq rules and regulations, each whole Warrant shall be exercisable for one share of Common Stock, at a price per share to be determined based on a negotiated premium to market price at closing (the “Exercise Price”), commencing with the closing of this offering and shall expire on the three year anniversary of the closing of this offering.  After the first anniversary of the closing of this offering upon at least twenty (20) days’ written notice, the Warrants shall be redeemable by the Company, at its sole option, for $0.05 per Warrant if the market price of the Common Stock trades at three times the Exercise Price or more for a twenty (20) consecutive trading day period ending within fifteen (15) days of the date of the Company’s notice of redemption.  The Exercise Price and the number of shares issuable upon exercise of the Warrants will be subject to adjustment to protect against dilution in the event of stock dividends, stock splits, combinations, subdivisions and reclassifications.  The Warrants shall be exercisable by the holder for cash only.

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Securities Matters:

The Units will be offered only to “accredited investors” in reliance upon an exemption from registration under the Securities Act afforded by Section 4(2) of the Securities Act and the provisions of Regulation D promulgated under the Securities Act.

Common Stock Outstanding Before the Offering:	4,593,531 shares of Common Stock.(1)

Common Stock Outstanding After The Offering:	5,343,531(1) shares of Common Stock, assuming a minimum of 750,000 Units are sold and 6,593,531 shares of common stock assuming the maximum of 2,000,000 Units are sold.

Registration Rights:

We will use our best efforts to file a registration statement, registering the resale of the shares underlying the Units, the Warrants and the shares underlying the Warrants, with the SEC within 30 days of the closing of this offering.

Dividends:	There are no dividends on the Common Stock. To date, we have not paid cash dividends on our Common Stock and do not anticipate paying dividends in the foreseeable future.

Placement Agent Fees:

7.0% of gross proceeds from the sale of the Common Stock and reasonable expense reimbursement, up to a maximum of $50,000. The placement agent also received a warrant to purchase up to 200,000 shares of the Common Stock at $2.59 per share, subject to normal vesting over four years and accelerated vesting of up to all of the shares by March 31, 2004 based on raising proceeds of up to $5 million by that time.

Placement Sub-Agent:	Brean Murray & Co., Inc. reserves the right to appoint subagents to sell the Units offered hereby. Fees paid to any subagents will be paid by Brean Murray & Co., Inc.

(1)                                  The table above does not include: (i) an aggregate of up to 702,489 shares of Common Stock reserved for issuance under our stock option plans, of which options to purchase an aggregate of 404,063 are outstanding as of September 1, 2003; and (ii) 1,955,177 shares issuable upon the exercise of outstanding warrants and 64,285 shares issuable upon the conversion of convertible debt outstanding as of September 1, 2003.

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Documents Incorporated by Reference

The following documents have been filed with the SEC and are specifically incorporated by reference in, and form an integral part of, this Confidential Executive Summary:

(a)                      the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 (enclosed herewith);

(b)                     the Company’s Amended Annual Report on Form 10-K/A for the year ended December 31, 2002 filed on April 30, 2003;

(c)                      the Company’s Amended Annual Report on Form 10-K/A for the year ended December 31, 2002 filed on July 10, 2003 (enclosed herewith);

(d)                     the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003;

(e)                      the Company’s Amended Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2003 (enclosed herewith);

(f)                        the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (enclosed herewith);

(g)                     the Company’s Current Reports on Form 8-K filed on January 24, 2003, February 25, 2003, May 28, 2003, June 11, 2003 and August 12, 2003; and

(h)                     the Company’s Definitive Proxy Statement filed on May 20, 2003 (enclosed herewith).

Any documents of the type referred to above filed by us with the SEC after the date hereof and prior to the termination of this Offering shall be deemed to be incorporated by reference into this Confidential Executive Summary.

Any statement contained in this Confidential Executive Summary or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded, for purposes of this Confidential Executive Summary, to the extent that a statement contained in this Confidential Executive Summary or any other subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement.  The modifying or superseding statement need not state that it has modified or superseded a prior statement or include any other information set forth in the document that it modifies or supersedes.  The making of a modifying or superseding statement is not to be deemed an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation, an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of circumstances in which it was made.  Any statement so modified or superseded shall not be deemed in its unmodified or superseded form to constitute part of this Confidential Executive Summary.

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Exhibit A

Risk Factors

You should be aware that there are various risks to an investment in our Units, including those described below. You should carefully consider these risk factors, together with all of the other information included in this Confidential Executive Summary, before you decide to invest in our Units.

 If any of the following risks, or other risks not presently known to us or that we currently believe to not be significant, develop into actual events, then our business, financial condition, results of operations or prospects could be materially adversely affected. If that happens, the market price of our common stock could decline, and you may lose all or part of your investment.

This Confidential Executive Summary contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those discussed in this Confidential Executive Summary. Factors that could cause or contribute to these differences include, but are not limited to, those discussed below and elsewhere in this Confidential Executive Summary.

We have incurred losses and anticipate future losses, which could have an adverse impact on your investment.     We have incurred significant losses since our inception in 1984, including net losses attributable to common stockholders of $14.0 million, $6.6 million and $7.1 million for the years ended December 31, 2000, 2001 and 2002. We also incurred a net loss attributable to common stockholders of approximately $4.2 million for the six months ended June 30, 2003. As of June 30, 2003, we had an accumulated deficit of $88.4 million, stockholders’ equity of $2.5 million and a working capital deficit of $0.1 million. We expect losses from operations to continue until our online revenue stream matures. For these and other reasons, we cannot assure you that we will ever operate profitably, which could have an adverse impact on your investment.

Purchasers of our units may not be able to sell their shares of common stock underlying the units, warrants or shares of common stock underlying the warrants until after the market price has decreased.

The units being offered will be sold in a private placement pursuant to Regulation D of the Securities Act.  Therefore, these securities will be “restricted shares” and may not be sold unless they are registered pursuant to the Securities Act or an exemption from registration exists.  Although we are required to file a registration statement for the shares of common Stock underlying the units, the warrants and the shares of common stock underlying the warrants that are being offered within 30 days of the closing, our stock price might decrease prior to the effective date of the registration statement, which is the date you will first be able to sell such securities.  Although we intend to list the warrants on the Nasdaq SmallCap Market, a trading market in the warrants may never develop.  Furthermore, we may redeem the warrants for $0.05 per warrant under certain circumstances or the market price of our common stock may never exceed the exercise price of the warrants.  Therefore, your warrants may be redeemed or expire without you receiving any material proceeds for them.

If we do not have the resources to meet our business objective, we might not survive or be successful.    Our key objective is to be the leading service provider of integrated e-Learning solutions. Pursuing this objective may significantly strain our administrative, operational and financial resources. We cannot assure you that we will have the operational, financial and other resources to the extent required to meet our online business objective, which means we might not survive or be successful.

Failure to raise additional capital, as and when needed, could prevent us from executing our business strategy and could prevent us from maintaining compliance with Nasdaq listing standards.    If we are not able to generate sufficient cash for ongoing operations, we will need to raise additional funds through public or private sale of our equity or debt securities or from other sources for the following purposes:

• to build our core online business;

• to fund our operating expenses; and

• to maintain compliance with Nasdaq listing requirements.

We cannot assure you that additional funds will be available if and when we need them, or that if funds are available, they will be on terms favorable to us and our stockholders. If we are unable to obtain sufficient funds or if adequate funds are not available on terms acceptable to us, we may be unable to meet our business objectives. A lack of sufficient funds could also prevent us from taking advantage of important opportunities or being able to respond to competitive conditions. Any of these results could have a material adverse effect on our business, financial condition and results of operations.

Our need to raise additional funds could also directly and adversely affect your investment in our common stock in another way. When a company raises funds by issuing shares of stock, the percentage ownership of the existing stockholders of that company is reduced, or diluted. If we raise funds in the future by issuing additional shares of stock, you may experience significant dilution in the value of your shares. Additionally, certain types of equity securities that we have issued in the past and may issue in the future do have and could have rights, preferences or privileges senior to your rights as a holder of our common stock.

We have broad discretion to determine how to allocate the net proceeds of this offering.

We intend to use the net proceeds of this offering primarily for general corporate purposes, including working capital.  The amounts actually spent for these purposes and the timing of these payments may vary depending on numerous factors.  We will retain broad discretion to determine how to allocate the net proceeds of this offering and the timing of the payments.

If we fail to maintain compliance with our Nasdaq SmallCap Market listing, the value and liquidity of your shares could be impaired.    Our common stock is currently listed on the Nasdaq SmallCap Market. Nasdaq has certain requirements that a company must meet in order to remain listed on the Nasdaq SmallCap Market. In February 2002, Nasdaq notified us that we were not in compliance with the minimum bid price requirement for continued listing on the Nasdaq SmallCap Market. In June 2002, we implemented a 1-for-10 reverse stock split in an effort to regain compliance with the minimum bid price requirement. After effecting the reverse stock split, Nasdaq notified us that we had regained compliance with the minimum bid price requirement. On August 13, 2003, the closing bid price of our common stock was $2.20 per share. Nevertheless, we may be unable to maintain our bid price above the minimum bid price requirement required for continued listing on the Nasdaq SmallCap Market. In addition, if we continue to experience losses from our operations or if we are unable to raise additional funds as needed, we may not be able to maintain compliance with the minimum $2.5 million stockholders’ equity requirement for continued listing on the Nasdaq SmallCap Market. At June 30, 2003, our stockholders’ equity was $2.5 million.

The Nasdaq SmallCap Market and the Over-the-Counter Bulletin Board are significantly less active markets than the Nasdaq National Market. You could find it more difficult to dispose of your shares of our common stock than if our common stock were listed on the Nasdaq National Market.

If our common stock were delisted from the Nasdaq SmallCap Market, it could be more difficult for us to obtain other sources of financing in the future. Moreover, if our common stock were delisted from the Nasdaq SmallCap Market, our stock could be subject to what are known as the “penny stock” rules. The “penny stock” rules place additional requirements on broker-dealers who sell or make a market in such securities. Consequently, if we were removed from the Nasdaq SmallCap Market, the ability or willingness of broker-dealers to sell or make a market in our common stock could decline. As a result, your ability to resell your shares, and the price at which you could sell your shares, of our common stock could be adversely affected. At June 30, 2003, we had total equity of slightly higher than $2.5 million, which barely meets the minimum Nasdaq SmallCap Market listing requirement of $2.5 million.

If our common stock were delisted from the Nasdaq SmallCap Market, it could be more difficult for us to retain existing and obtain new customers. The ability to continue and form new strategic relationships may be negatively impacted. As a result, delisting could result in a negative impact on our customer base and revenue, and, consequently, a negative impact on your investment.

The large number of our shares eligible for future sale could have an adverse impact on the market price of our common stock.    A large number of shares of common stock already outstanding, along with shares issuable upon exercise of options or warrants or conversion of preferred stock and convertible notes, is eligible for resale, which may adversely affect the market price of our common stock. As of August 1, 2003, we had 4,599,781 shares of common stock outstanding, another 64,285 shares were issuable upon conversion of convertible notes and another 2,163,054 shares upon exercise of outstanding warrants and options. Substantially all of the shares subject to outstanding warrants and options will, when issued upon exercise, be available for immediate resale in the public market pursuant to currently effective registration statements under the Securities Act of 1933, as amended, or pursuant to Rule 701 or Rule 144 promulgated thereunder. Some of the shares that are or will be eligible for future sale have been or will be issued at discounts to the market price of our common stock on the date of issuance. In June 2003, we issued approximately 3,000,000 shares of common stock and warrants to purchase a total of 20% of that number in connection with the conversion of all of the outstanding shares of preferred stock. Resales or the prospect of resales of these shares may have an adverse effect on the market price of our common stock.

Our substantial dependence on third-party relationships could impair our ability to achieve our business objectives and serve our customers.    We rely on maintaining and developing relationships with customers, academic and government institutions and businesses that provide content for our products and services and with companies that provide the Internet and related telecommunications services used to distribute our products and services to customers.

We have relationships with a number of customers, academic institutions and businesses that provide us with course content for our online products and services. Some of the agreements we have entered into with these content providers limit our use of their course content, some do not cover use of any future course content and most may be terminated by either party upon breach or bankruptcy. Our ASP-based business model is not compatible with the business models of certain content providers which may lead them to terminate the future licensing of existing and new course content to us or fail to make this content available to us at commercially reasonable rates or terms necessary for success under our business model. Given our plans to introduce additional online courses in the future, we will need to license new course content from existing and prospective content providers. However we might not be able to maintain and modify, if necessary, our existing agreements with content providers, or successfully negotiate agreements with prospective content providers. If the fees we pay to acquire or distribute content increase, our operating costs and results of operations could be adversely affected. We might not be able to license course content at commercially reasonable rates or at all.

We depend heavily on third-party providers of Internet and related telecommunications services. In order to reach customers, our products and services have to be compatible with the web browsers they typically use. Our customers have access to us through their arrangements with Internet service providers.

For the customers, academic and government institutions and businesses that provide content for our products and services, the companies that provide the Internet and related telecommunications services used to distribute our products and services to customers, and the web-site operators that provide links to our company web-sites, we cannot assure you that:

• they regard their relationships with us as important to their own businesses and operations;

• they will not reassess their commitment to our products or services at any time in the future;

• they will not develop their own competitive products or services;

• the products or services by which they provide access or links to our products or services will achieve market acceptance or commercial success; or

• our relationships with them will result in successful product or service offerings or generate significant revenues.

If one or more of these entities fail to achieve or maintain market acceptance or commercial success, or if one or more of the entities that do succeed decide to end their relationship with us, we might not be able to generate sufficient revenues to be successful and your investment would be impaired.

We operate in a highly competitive industry and may not be able to compete effectively.    The market for educational and training products and services is highly competitive and we expect that competition will continue to intensify. There are no substantial barriers to entry into our business, and we expect that established and new entities will enter the market for online educational and training products and services in the near future.

A number of our existing competitors, as well as a number of potential new competitors (including some of our strategic partners), have longer operating histories, greater name recognition, larger customer bases, more diversified lines of products and services and significantly greater resources than we do. Such competitors may be able to undertake more extensive marketing campaigns, adopt more aggressive pricing policies and make more attractive offers to potential customers. In the past few years, a number of our customers have demanded upgrades to our technology platform. Our relatively limited capital resources might not afford us a full opportunity to meet these demands. Recently, we have noticed that some of the more widely available online course offerings, particularly those targeted to the corporate training market, are increasingly competing primarily on price, which commoditization drives down margins for all competitors in our industry. In competing against us, our strategic partners could use information obtained from us to gain an additional competitive advantage over us. Our current and potential competitors might develop products and services that are superior to ours or that achieve greater market acceptance than ours. We might not compete effectively and competitive pressures might prevent us from acquiring and maintaining the customer base necessary for us to be successful.

As the revenue potential for online delivery of educational and training courses continues to grow, the market is likely to attract a number of large, well capitalized competitors seeking to diversify their revenue streams into this market. Not only will some of these potential competitors be well capitalized and be willing to operate in the market at a loss to build market share, they may also acquire and/or substantially fund our other competitors which could weaken demand for our products and make it more difficult for us to reach or even prevent us from reaching profitability.

The loss of services of any member of our key personnel could prevent us from adequately executing on our business strategy.    Our future success depends on the continued contributions of our key senior management personnel, consisting of Narasimhan Kannan, Chief Executive Officer, Christopher Nelson, Chief Financial Officer, Daniel Neal, Chief of Strategic Partnerships, and Ron Freedman, Senior Vice President of Worldwide Sales and Marketing, some of whom have worked together for only a short period of time. We do not maintain “key man” life insurance on any of our executive officers. The loss of services of any of our key management personnel, whether through resignation or other causes, or the inability to attract qualified personnel as needed, could prevent us from adequately executing on our business strategy.

Our results of operations have fluctuated significantly from period to period, and a failure to meet the expectations of investors or the financial community at large could result in a decline in our stock price.    Our expense levels are based in part on our expectations as to future revenues. Quarterly sales and operating results generally depend on the online revenues and development and other revenues, which are difficult to forecast. In addition, past results have shown our business to be subject to a material adverse seasonality associated with the large number of holidays in the calendar fourth quarter. We may not be able to adjust spending in a timely manner to compensate for any unexpected revenue shortfall. Accordingly, any significant revenue shortfall would have an immediate adverse impact on our business and financial condition.

Our operating results may fluctuate significantly in the future as a result of a variety of factors, some of which are outside of our control. These factors include:

• demand for online education;

• the budgeting cycles of customers, particularly in the government sector;

• seasonality of revenues corresponding to academic calendars;

• capital expenditures and other costs relating to the expansion of operations;

• the introduction of new products or services by us or our competitors;

• the mix of the products and services sold and the channels through which those products and services are sold;

• pricing changes; and

• general economic conditions.

As a strategic response to a changing competitive environment, we may elect from time to time to make certain pricing, service or marketing decisions that could have a material adverse effect on us. We believe that period-to-period comparisons of our operating results should not be relied upon as an indication of future performance. Due to all of the foregoing factors, it is possible that in some future quarter, our operating results will be below the expectations of public market analysts and investors. In such event, the price of our common stock would likely decline.

We rely on significant customers, and if we fail to maintain and develop relationships with such customers, we might not generate revenues necessary to achieve our business objectives.    A significant portion of our revenues is generated by a limited number of customers. We expect that we will continue to depend on large contracts with a limited number of significant customers through the near future. This situation can cause our revenue and earnings to fluctuate between quarters based on the timing of contracts. Most of our customers have no obligation to purchase additional products or services from us. Furthermore, the GSA (General Services Administration of the United States) terminated its contract with us in April 2003. This termination decision was reached to enable GSA to comply with a request from the OPM (Office of Personnel Management) and the OMB (Office of Management and Budget) that GSA consolidate its e-Learning with e-Learning campus hosted by a competitor. Revenues from the terminated GSA contract represented 4.5% and 9.8% of our total revenues in 2001 and 2002, respectively. As of the date of this report, no other federal government customers of ours have indicated that they intend to move their business to this government- approved competitor; however, we could face similar loss of government customers due to the attempts by OPM and OMB to centralize the federal government’s e-Learning purchases with this competitor. Consequently, if we fail to maintain and develop relationships with significant customers, we might not be able to generate revenues necessary to achieve our business objectives.

System failures and capacity constraints could interfere with our efforts to attract customers and attain market acceptance of our products and services.    A key element of our strategy is to generate a high volume of online traffic to our products and services. Accordingly, the performance of our products and services is critical to our reputation, our ability to attract customers and attain market acceptance of our products and services. Any system failure that causes interruptions in the availability or increases response time of our products and services would result in less usage of our products and services and, especially if sustained or repeated, would reduce the attractiveness of our products and services. An increase in the volume of use of our products and services could strain the capacity of the software or hardware we use or the capacity of our network infrastructure, which could lead to slower response time. Any failure to expand the capacity of our hardware or network infrastructure on a timely basis or on commercially reasonably terms would reduce the attractiveness of our products and services. We also depend on web browsers and Internet service providers for access to their products and services, and users may experience difficulties due to system failures unrelated to our systems, products and services.

If the security of information stored in and transmitted through our computer systems and our end-users is not adequately secured, we could incur significant liability and potential customers might be deterred from using our products and services.    We include in our products certain security protocols that operate in conjunction with encryption and authentication technology. Despite these technologies, our products may be vulnerable to break-ins and similar disruptive problems caused by online users. Such computer break-ins and other disruptions would jeopardize the security of information stored in and transmitted through our computer systems and the computer systems of end-users, which may result in significant liability for us and may also deter potential customers. For example, computer “hackers” could remove or alter portions of our online courseware. Persistent security problems continue to plague the Internet, the Web and other public and private data networks. Alleviating problems caused by third parties may require us to make significant expenditures of capital and other resources and may cause interruptions, delays or cessation of service to our customers and to us. Moreover, our security and privacy concerns and those of existing and potential customers, as well as concerns related to computer viruses, may inhibit the growth of the online marketplace generally, and our customer base and revenues in particular. We attempt to limit our liability to customers, including liability arising from a failure of the security features contained in our products, through contractual provisions limiting warranties and disallowing damages in excess of the price paid for the products and services purchased. However, these limitations might not be enforceable. We maintain liability insurance to protect against these risks however this insurance may be inadequate or may not apply in certain situations.

We might not be successful in responding to the undeveloped and rapidly changing market for our products and services.    The market for our products and services is rapidly evolving in response to recent developments relating to online technology. The market is characterized by evolving industry standards and customer demands and an increasing number of market entrants who have introduced or developed online products and services. It is difficult to predict the size and growth rate, if any, of this market. As is typical in the case of a rapidly evolving industry, demand and market acceptance for recently introduced products and services are subject to a high level of uncertainty. Our future success will depend in significant part on our ability to continue to improve the performance, features and reliability of our products and services in response to both evolving demands of the marketplace and competitive product offerings, and we cannot assure that we will be successful in developing, integrating or marketing such products or services. In addition, our new product releases may contain undetected errors that require significant design modifications, resulting in a loss of customer confidence.

We might not be able to adequately protect our intellectual property rights.    We regard our copyrights, trademarks, trade dress, trade secrets and similar intellectual property as critical to our success, and we rely upon trademark and copyright law, trade secret protection and confidentiality and/or license agreements with our employees, customers, partners and others to protect our proprietary rights.

We have had certain trademark applications denied and may have more denied in the future. We will continue to evaluate the need for registration of additional marks as appropriate. Despite our efforts to protect our proprietary rights, unauthorized parties may attempt to copy aspects of our products or services or to obtain and use information that we regard as proprietary. In addition, the laws of some foreign countries do not protect proprietary rights to as great an extent as do the laws of the United States. Litigation may be necessary to protect our proprietary technology. Any such litigation may be time-consuming and costly, cause product release delays, require us to redesign our products or services or require us to enter into royalty or licensing agreements, any of which could have a material adverse effect upon us. These royalty or licensing agreements, if required, may not be available on terms acceptable to us or at all. Our means of protecting our proprietary rights might not be adequate and our competitors might independently develop similar technology, duplicate our products or services or design around patents or other intellectual property rights we have. In addition, distributing our products through online networks makes our software more susceptible than other software to unauthorized copying and use. For example, online delivery of our courseware makes it difficult to ensure that others comply with contractual restrictions, if any, as to the parties who may access such courseware. If, as a result of changing legal interpretations of liability for unauthorized use of our software or otherwise, users were to become less sensitive to avoiding copyright infringement, we might not be able to realize on the full value of our intellectual property rights.

Government regulation of business conducted on the Internet could decrease the demand for our products and services or increase our cost of doing business.    There are currently few laws or regulations that directly apply to activities on the Internet. We believe that we are not currently subject to direct regulation by any government agency in the United States, other than regulations that are generally applicable to all businesses. A number of legislative and regulatory proposals are under consideration by federal and state lawmakers and regulatory bodies and may be adopted with respect to the Internet and/or online delivery of course content. Some of the issues that these laws and regulations may cover include user privacy, pricing and characteristics and quality of products and services. The adoption of any such laws or regulations may decrease the growth of the Internet, which could in turn decrease the projected demand for our products and services or increase our cost of doing business. The applicability to the Internet of existing U.S. and international laws governing issues such as property ownership, copyright, trade secret, libel, taxation and personal privacy is uncertain and developing. Any new legislation or regulation, or application or interpretation of existing laws, could decrease online demand for our products and services or increase our costs.

We could issue preferred stock and take other actions that might discourage third parties from acquiring us.     Our board of directors has the authority, without further action by the stockholders, to issue up to 10,000,000 shares of preferred stock and to fix the rights, preferences, privileges and restrictions, including voting rights, of such shares. We recently converted all outstanding shares of our preferred stock into common stock. The rights of the holders of the common stock will be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that we may issue in the future. Issuing preferred stock could have the effect of making it more difficult for a third party to acquire a majority of our outstanding voting stock, thereby delaying, deferring or preventing a change in control of our company. Furthermore, the preferred stock may have other rights, including economic rights, senior to our common stock, and as a result, issuing preferred stock could decrease the market value of our common stock.

Certain provisions of our certificate of incorporation and our bylaws could make it more difficult for a third party to acquire, and could discourage a third party from attempting to acquire, control of us. Some of them eliminate the right of stockholders to act by written consent and impose various procedural and other requirements which could make it more difficult for stockholders to undertake certain corporate actions. These provisions could limit the price that certain investors might be willing to pay in the future for shares of our common stock and may have the effect of delaying or preventing a change in control of us. We may in the future adopt other measures that may have the effect of delaying, deferring or preventing a change in control of us. Certain of these measures may be adopted without any further vote or action by the stockholders, although we have no present plans to adopt any such measures. We are also afforded the protections of Section 203 of the Delaware General Corporation Law, which could delay or prevent a change in control of us, impede a merger, consolidation or other business combination involving our company or discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of us.

We might not be able to use net operating loss carryforwards.    As of December 31, 2002, we had net operating loss carryforwards for federal income tax purposes of approximately $56 million, which will expire at various dates through 2022. Our ability to use these net operating loss and credit carryforwards to offset future tax obligations, if any, may be limited by changes in ownership. Any limitation on the use of net operating loss carryforwards, to the extent it increases the amount of federal income tax that we must actually pay, may have an adverse impact on our financial condition.

We do not presently anticipate paying cash dividends on our common stock.    We intend to retain all earnings, if any, for the foreseeable future for funding our business operations. In addition, our outstanding preferred stock contains restrictions on our ability to declare and pay dividends on our common stock. Consequently, we do not anticipate paying any cash dividends on our common stock for the foreseeable future, which could deter some investors from seeking to acquire our common stock.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Confidential Executive Summary discuss our plans and strategies for our business and are “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act. The words “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends” and similar expressions are meant to identify these statements as forward-looking statements, but they are not the exclusive means of identifying them. The forward-looking statements in this Confidential Executive Summary reflect the current views of our management; however, various risks, uncertainties and contingencies could cause our actual results, performance or achievements to differ materially from those expressed or implied by these statements, including:

• our history of losses and negative operating cash flows;

• we face uncertainties and risk relating to our Nasdaq SmallCap Market listing;

• the large number of our shares eligible for future sale could have an adverse impact on the market price of our common stock;

• our future capital needs and the uncertainty of additional funding;

• our potential inability to compete effectively;

• a developing market, rapid technological changes and new products;

• our dependence on significant clients;

• our substantial dependence on courseware and third-party courseware providers; and

• our substantial dependence on third-party relationships.

We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. For a discussion of important risks of an investment in our common stock, including factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see the “Risk Factors” section of this Confidential Executive Summary. In light of the risks and uncertainties discussed in “Risk Factors” and elsewhere in this Confidential Executive Summary, events referred to in forward-looking statements in this Confidential Executive Summary might not occur.